UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390
Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 357-2333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement

On February 11, 2021, Pulmatrix, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell in a registered direct offering (the “Offering”) an aggregate of 20,000,000 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at an offering price of $2.00 per share.

Pursuant to an engagement letter (the “Engagement Letter”) the Company entered with H.C. Wainwright & Co., LLC (the “Placement Agent”), the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the Offering. The Company agreed to pay the Placement Agent an aggregate cash fee equal to 7.0% of the gross proceeds received in the Offering. In addition, the Company has agreed to grant to the Placement Agent or its designees warrants to purchase up to 1,300,000 shares of Common Stock at an exercise price of $2.50 per share (the “Placement Agent Warrants”) in a private placement. The Placement Agent Warrants are exercisable immediately upon issuance and will have a term of five years from the commencement of the sales pursuant to the Offering. A holder of a Placement Agent Warrant will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%. The Company will also pay the Placement Agent $75,000 for non-accountable expenses and $15,950 for clearing expenses.

Neither the Placement Agent Warrants nor the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants (the “Placement Agent Warrant Shares”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The Placement Agent Warrants and the Placement Agent Warrant Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder. The Placement Agent has represented that it is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The net proceeds to the Company from the Offering, after deducting the Placement Agent’s fees and expenses and the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Placement Agent Warrants, are expected to be approximately $37.1 million. The Company currently intends to use these net proceeds for working capital and general corporate purposes.

On February 16, 2021, the Company filed a prospectus supplement, dated February 11, 2021 (the “Prospectus Supplement”), to a shelf registration statement on Form S-3 (File No. 333-230225), which was initially filed with the Securities and Exchange Commission (the “Commission”) on March 12, 2019, and was declared effective by the Commission on March 15, 2019, covering the Offering (the “Shelf Registration Statement”).

The description of terms and conditions of the Purchase Agreement, Engagement Letter and the Placement Agent Warrants set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Purchase Agreement, the Engagement Letter and the form of Placement Agent Warrant, which are attached hereto as Exhibits 10.1, 99.1 and 4.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Placement Agent Warrants and the shares of our Common Stock issuable upon the exercise of the Placement Agent Warrants is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 11, 2021, the Company issued a press release relating to the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On February 16, 2021, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01 Other Events.

The legal opinion of Haynes and Boone, LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein and into the Shelf Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Placement Agent Warrant
5.1	Legal Opinion of Haynes and Boone, LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Haynes and Boone, LLP (contained in Exhibit 5.1)
99.1	Engagement Letter, dated February 10, 2021, by and between Pulmatrix, Inc. and H.C. Wainwright & Co., LLC
99.2	Press Release, dated February 11, 2021
99.3	Press Release, dated February 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: February 16, 2021	By:	/s/ Teofilo Raad
Teofilo Raad
Chief Executive Officer